© 2010 Northern Trust Corporation 2010 Annual Meeting of Stockholders Frederick H. Waddell Chairman, President and Chief Executive Officer EXHIBIT 99.1

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving
Northern Trust and changes in accounting policies, standards and interpretations) on
Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Agenda Strategic Overview Financial Overview Stock Price Performance A Legacy of Leadership Concluding Thoughts Q&A

Strategic Overview 2010 Annual Meeting of Stockholders 4

PERSONAL FINANCIAL SERVICES (PFS)
Individuals and Families
Asset Servicing
$3.7T Assets Under Custody
Asset Management
$647B Assets Under Management
CORPORATE & INSTITUTIONAL SERVICES (C&IS)
Institutional Investors Globally
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM

Corporate Overview
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
A Unique Business Focus
As of March 31, 2010

STRENGTH & STABILITY
FAMILY OFFICE SERVICES
TRUST & ESTATE SERVICES
INVESTMENT MANAGEMENT
ASSET SERVICING
BANKING SERVICES
ADVISORY SERVICES
TECHNOLOGY & INNOVATION
PRIVATE CLIENT
WEALTH MANAGEMENT
CLIENT-CENTRIC FOCUS
WEALTH ADVISORY
FOUNDATIONS & INSTITUTIONS

FINANCIAL TIMES

BusinessWeek

BARRON'S

EUROMONEY

Forbes

Personal Financial Services
Best-in-Class Performance
– BusinessWeek
Best Private Bank in North America…
For Family Office Services
For Trust Services
For Inheritance and
Succession Planning
–
Euromoney Magazine
Industry leading provider of integrated wealth management solutions to address the full spectrum of our clients’ unique needs.
Best Private Bank in North America
– Publications of the Financial Times Group
Ranked among the Top 10
Wealth Managers
– Barron’s
Serving More than 20% of Forbes 400
Most Affluent Americans
– Forbes

tmi AWARDS 2009

FINANCIAL TIMES

global

ICFA EUROPEAN AWARDS 2009

•
Global Custodian of the Year
– Financial Times Pension
& Investment Provider Awards
•
Fund Administrator – Americas
•
European Client Relationship Manager of the Year
– International Custody & Fund Administration
Corporate & Institutional Services
New Business Wins
Chapman University
Driehaus Capital Management
Shay Asset Management
New Zealand Debt
Management Office
Royal Borough of Kensington
and Chelsea
Nestlé
A worldwide leader in providing sophisticated solutions to the institutional marketplace.
North America
Chicago
Toronto
Europe, Middle East & Africa
Abu Dhabi
Amsterdam
Dublin
Guernsey
Jersey
Limerick
London
Luxembourg
Stockholm
Asia Pacific
Bangalore
Beijing
Hong Kong
Melbourne
Singapore
Tokyo
Best Bank for Pension Solutions
– Treasury Management International
Best Overall Hedge Fund Administrator
– HFMWeek
#1 Foreign Exchange Provider, Asia Pacific
– Global Investor Foreign Exchange Poll

Large-Cap	Mid-Cap	Small-Cap	International	Global	Emerging Markets	Socially Responsible	Emerging Frontier	Custom	Core / Plus	International	Governments	Cash	Enhanced Cash	High Yield	Muni	Private Equity	Hedge Funds	Global Real Estate
	☑		☑	☑	☑					☑	☑	☑	☑	☑	☑	☑			
	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑							☑
	☑	☑	☑	☑		☑	☑		☑	☑					☑		☑	☑	☑

Pensions&Investments

tmi AWARDS 2009

ACQ FINANCE

Northern Trust Global Investments
Client-specific solutions delivered through an extensive range of products and services.
13th Largest Asset Manager Worldwide
– Pensions & Investments
Products
Equities Fixed Income
Alternatives
Services
Securities
Lending
Transition
Management
Commission
Recapture
Securities
Brokerage
Cash
Overlay
Investment Management Firm of the Year
–
ACQ Finance Magazine
Best Money Market Fund – North America
– Treasury Management International
10th Largest Manager of Worldwide
Institutional Assets
Manager of
Managers
Global Index
Management
Active

Operations & Technology
Integrated operations and technology platform serving personal and institutional client needs.
GLOBAL OPERATIONAL
CENTERS
North America
Europe, Middle East, Africa
Asia Pacific
PEOPLE
Knowledge & Expertise
PROCESS
Discipline & Control
PLATFORM
Transaction &
Information Exchange
REGIONAL SERVICE
DELIVERY
Securities Operations
Client  Accounting
Data Management
Infrastructure and
Application Development
Multiple Ends of Day
Available 24 x 7 x 365
Common Tools
One of the Most Innovative
Technology Companies
–
#89 on the InformationWeek
500
Ranking of the most innovative
technology companies
One of the “100 Best
Places to Work in IT”
– Computerworld
TECHNOLOGY

WORKING MOTHER

BusinessWeek

FORTUNE

BLACK ENTERPRISE

Community and Social Responsibility
Strives to annually contribute
approximately 1.5% of pre-tax profits
to charities globally
Awarded nearly $13 million in cash
contributions in 2009 with the majority
of funds directed to human services
initiatives that provide critical services
to low and moderate income families
One of the “100 Best Companies
for Working Mothers”
(18 consecutive year)
–
Working Mother Magazine
Top 40 Diverse Companies
–
Black Enterprise Magazine
Since its founding in 1889, Northern Trust has been committed to a culture of caring.
Northern Trust partners donated
more than 200,000 volunteer hours
in 2009
Three facilities have been awarded
U.S. Leadership in Energy and
Environmental Design (LEED) Gold
Certification
A “Best in Class” Company
– BusinessWeek 50,
representing the Editors’ choice
America’s Most Admired Companies
–
Fortune Magazine
(Super-regional Bank Category)
th

Financial Overview 2010 Annual Meeting of Stockholders 11

Solid performance despite challenging macroeconomic environment.
Operating Basis e.g. excluding VISA related items ($MM, except EPS)
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Operating Net Income
Operating EPS
$2,084
$446
$257
$1,040
$3,827
$2,334
$215
$1,278
$425
$853
$3.11
FY09
-2%
-28%
-8%
-8%
-8%
-21%
+87%
+18%
-4%
+33%
+11%
FY09 vs FY08 Key Accomplishments
One of the first banks to
successfully raise common
equity and debt in April 2009
In the first group of large
banks to repay TARP funds
in June 2009
Record level of operating net
income in 2009
Strong new business results
continued in a difficult
macroeconomic environment
2009 Financial Performance
Note: Northern Trust is providing operating results, which exclude Visa related adjustments, in order to provide a clearer indication of the results and trends in Northern Trust's core businesses.

($MM, except EPS)
1Q10 1Q10 vs 1Q09
New Business Wins
West Sussex County Council
(One of the largest public
pension funds in the UK)
Taylor Wimpey
(International housing and
development group)
The Navigators Group
(International specialist
insurance company)
Sprint Nextel
Sanders Capital
FF&P Asset Management
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
EPS
$515
$80
$73
$240
$908
$620
$40
$248
$91
$157
$0.64
25%
-39%
-3%
-17%
N/M
4%
-27%
-3%
-3%
-3%
5%
First Quarter 2010 Performance

Client Asset Accumulation
Assets Under Custody
($ Trillion)
Assets Under Management
($ Billion)
AUC CAGR 7%
S&P 500 CAGR -1%
EAFE CAGR 1%
AUM CAGR 2%
S&P 500 CAGR -1%
Indicative of our successful new business efforts, we continue to gather client assets at rates which exceed market growth.

$6.4
$6.3
$4.9
$4.5
$3.9
$3.6
$3.3
2004
2005
2006
2007
2008
2009
1Q10

Consistently Strong Capital
Tier 1 Capital 13.0% 13.4%
Total Risk-Based 15.2% 15.5%
Leverage 8.9% 8.9%
Tier 1 Common Equity 9.6% 12.8%
Tangible Common Equity 5.9% 7.9%
Capital Ratios
3/31/09 3/31/10
A long standing hallmark of Northern Trust is our strong capital base and consistent growth in shareholders’ equity.
Shareholders’ Equity
($ Billion)
Note: March 31, 2010  capital ratios are preliminary.

Stock Price Performance 2010 Annual Meeting of Stockholders 16

100%
85%
49%
32%
20%
18%
17%
11%
8%
7%
1%
Goldman Sachs
Morgan Stanley
Comerica
JPMorgan Chase
Capital One
Fifth Third
M&T
State Street
PNC Bank
Bank of America
Northern Trust
Bank of NY Mellon
BB&T
Wells Fargo
USBank
SunTrust
Regions
KeyCorp
Citigroup
M&I

17 Bank Peer Group: 2009 Stock Price Performance January 1, 2009 through December 31, 2009 -1% -8% -8% -10% -31% -34% -35% -51% -60% Average (excl. NTRS) +6% S&P 500 +24%

JPMorgan Chase
Wells Fargo
Northern Trust
PNC Bank
BB&T
Goldman Sachs
USBank
Bank of NY Mellon
M&T
State Street
Comerica
Capital One
Bank of America
Morgan Stanley
Fifth Third
SunTrust
Regions
KeyCorp
M&I
Citigroup
-8%
-12%
-14%
-17%
-20%
-21%
-21%
-26%
-31%
-34%
-36%
-47%
-63%
-65%
-66%
-69%
-76%
-77%
-83%
-92%

18 June 30, 2007 through March 31, 2010 Average (excl. NTRS) -54% S&P 500 -22% Bank Peer Group: Stock Price Performance Recent History

A Legacy of Leadership 2010 Annual Meeting of Stockholders 19

Barry G. Hastings – In Memoriam
Northern Trust President and
Chief Operating Officer, 1995-2002
Vice Chairman, 1993-1995
29 years of service to Northern Trust
Shared his talents and resources with numerous
civic organizations including The Field Museum
and Children’s Memorial Hospital
During Barry’s tenure as President and COO,
the Corporation's market capitalization increased
by 148%
Passed away in 2009 at the age of 62

William A. Osborn
Northern Trust Chief Executive Officer, 1995-2007
Chairman, 1995-2009
Served Northern Trust for 39 years
Named by Harvard Business Review as one
of the “Best Performing CEOs in the World”
and was top-ranked among U.S. based
financial services CEOs
Continues his long tradition of community
leadership as Chairman of the Board of
Northwestern University
During Bill’s tenure as Chairman of the Board,
Northern Trust’s custody assets and assets under
management each grew more than 400% and the
Corporation’s market capitalization increased more
than 350%

Concluding Thoughts 2010 Annual Meeting of Stockholders 22

Q&A 2010 Annual Meeting of Stockholders 23